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                                                                      Exhibit 21


                  Subsidiaries of Racing Champions Corporation


        The subsidiaries of Racing Champions Corporation are as follows:

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        NAME                                                        JURISDICTION OF ORGANIZATION
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
        Racing Champions, Inc.                                      Illinois
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        Racing Champions Limited                                    Hong Kong
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        Racing Champions South, Inc.                                North Carolina
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        Racing Champions Ertl, Inc.                                 Delaware
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        Green's Racing Souvenirs, Inc.                              Virginia
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        DiecastExpress.com, Inc.                                    Delaware
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        Racing Champions Worldwide Limited                          United Kingdom
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        Racing Champions International Limited                      United Kingdom
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        RCNA Holdings, Inc.                                         Delaware
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        RCE Holdings, LLC                                           Delaware
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

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        All subsidiaries are wholly owned, directly or indirectly, by Racing
Champions Corporation.